LIMITED WAIVER


               THIS LIMITED WAIVER, (this "Waiver"), dated as of December 15, 1993, relates to that certain Credit Agreement dated as of October 12, 1988, and amended and restated as of September 14, 1989 (as further amended through the date hereof, the "Credit Agreement"), among Kash n' Karry Food Stores, Inc. (the "Borrower"), the Senior Lenders referred to therein and Bank of America National Trust & Savings Association (as successor in interest to Security Pacific National Bank) as agent (in such capacity, the "Agent") for the Senior Lenders. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein with the same meanings ascribed to them therein. In additions to the covenants and agreements made in the Credit Agreement, Borrower, the Senior Lenders and the Agent further covenant and agree as follows:

                    1.   Limited Waiver.     Subject to the terms and
          conditions set forth herein, the Requisite Senior Lenders hereby agree to waive, from the Effective Date (as defined below) to the Expiration Date (as defined below), the provisions of:

                         (a) Section 9.01 of the Credit Agreement in
               respect (and solely in respect) of Borrower's failure to comply with the Minimum Net Worth amount set forth therein for the first quarter of Fiscal Year 1994;

                         (b) Section 9.03 of the Credit Agreement in
               respect (and solely in respect) of Borrower's failure to comply with the Fixed Charge Coverage Ratio set forth therein for the first quarter of Fiscal Year 1994; and

                         (c) Section 9.04 of the Credit Agreement in
               respect (and solely in respect) of Borrower's failure to comply with the Interest Coverage Ratio set forth therein for the first quarter of Fiscal Year 1994.

          In addition to the foregoing, and for the duration of this Waiver, none of the Senior Lenders shall be obligated to make a Fixed Rate Loan.

                    2.   Effective Date.     This Waiver shall become
          effective upon the date (the "Effective Date") on or before December 15, 1993, on which the Agent has received each of the following:

                         (a) Counterparts hereof signed by Borrower, the
               Requisite Senior Lenders and the Agent; and

                         (b) Payment in the amount of $50,000 in cash in
               same day funds to be shared pro rata among the Senior
               Lenders.

                    3.   Termination Date.   This Waiver shall expire and
          cease to be of any force or effect automatically (without any action by the Agent or any Senior Lender) at 5:00 p.m., Los Angeles time, on the date (the "Termination Date") which is the earlier of (a) March 31, 1994 and (b) the earliest date on which any of the conditions set forth below fails to be satisfied:

                         (i) No Potential Event of Default shall have
               occurred (other than those expressly waived by this Waiver);

                         (ii) No event shall have occurred and be
               continuing (for at least two Business Days after notice thereof from Agent to Borrower) which materially adversely affects the business, condition, properties or prospects of Borrower and any Subsidiary of Borrower, taken as a whole; and

                         (iii) Borrower shall have executed and delivered,
               on or before December 22, 1993, a restricted account agreement with respect to each of Borrower's existing deposit accounts in form and substance acceptable to the Requisite Senior Lenders and Barnett Bank of Tampa (in its capacity as the depositary institution with which such deposit accounts are maintained).

                    4.   Representations and Warranties.    The Borrower
          hereby represents and warrants that, as of the date hereof, and after giving effect to this Waiver:

                         (a) The execution, delivery and performance by
               Borrower of this Waiver has been duly authorized by all necessary corporate action;

                         (b) No Event of Default or Potential Event of
               Default (other than those expressly waived by this Waiver) has occurred or is continuing; and

                         (c) The representations and warranties of Borrower
               contained in Section 5.03 of the Credit Agreement and any other Loan Document (other than representations and warranties which expressly speak as of a different date) are true, correct and complete in all material respects, except that such representations and warranties need not be true, correct and complete to the extent that changes in the facts and conditions on which such representations and warranties are based are required or permitted under the Credit Agreement.

                    5.   Limitation on Waiver.    This Waiver shall be
          limited solely to the matters expressly set forth herein and shall not (i) constitute a waiver or amendment of any other term or condition of the Credit Agreement, or of any instruments or agreements referred to therein, (ii) prejudice any right or rights which the Agent or any of the Senior Lenders may now have or may have in the future under or in connection with the Credit Agreement or any instruments or agreements referred to therein, or (iii) require the Senior Lenders to agree to similar waiver or grant a similar waiver for a similar transaction or on a future occasion. Except to the extent specifically waived herein, the provisions of the Credit Agreement shall not be amended, modified, impaired or otherwise affected hereby, and the Credit Agreement and all of the Obligations are hereby confirmed in full force and effect.

                    6. Miscellaneous. This Waiver is a Loan Document and, together with the Credit Agreement and the other Loan Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof. The headings herein are for convenience of reference only and shall not alter or otherwise affect the meaning hereof.

                    7. Governing Law. This Amendment shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York.

                    8. Counterparts. This Amendment may be executed in any number of counterparts which, when taken together, shall be deemed to constitute one and the same instrument.

                    WITNESS the due execution hereof as of the date first above written.

                                        KASH N' KARRY FOOD STORES, INC.,
                                        as Borrower


                                        By: /s/ R. P. Springer
                                           Title: Executive Vice President


                                        BANK OF AMERICA NATIONAL TRUST &
                                        SAVINGS ASSOCIATION (as successor
                                        in interest to SECURITY PACIFIC
                                        NATIONAL BANK), as Agent


                                        By: /s/ Laura Knight
                                           Title: Vice President

                                        BANK OF AMERICA NATIONAL TRUST &
                                        SAVINGS ASSOCIATION (as successor
                                        in interest to SECURITY PACIFIC
                                        NATIONAL BANK), as a Senior Lender


                                        By:
                                           Title: Vice President


                                        WELLS FARGO BANK, N.A.


                                        By: /s/ [illegible]
                                           Title:


                                        BARNETT BANK OF TAMPA (as successor
                                        in interest to FIRST FLORIDA BANK,
                                        N.A.)


                                        By: /s/ Emily D. Waterman
                                           Title: Vice President


                                        NATIONSBANK OF FLORIDA, N.A.


                                        By:
                                           Title:







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